Exhibit 10.11

OMNIBUS AGREEMENT FOR TERMINATION OF

MANAGEMENT AGREEMENTS

This Omnibus Agreement for Termination of Management Agreement (“Agreement”), is entered into as of March 31, 2017, except with respect to the Interstate Prime Management Agreements, as of April 3, 2017, (as applicable, the “Termination Date”), by and among (1) ARC Hospitality Portfolio I HIL TRS, LLC, a Delaware limited liability company with an address at 405 Park Avenue, New York, New York 10022 and ARC Hospitality Portfolio I NTC HIL TRS, LP, a Delaware limited partnership with an address at 405 Park Avenue, New York, New York 10022 (collectively hereinafter referred to as “Hilton Pool I Owner”); (2) ARC Hospitality Portfolio II HIL TRS, LLC, a Delaware limited liability company with an address at 405 Park Avenue, New York, New York 10022 and ARC HOSPITALITY PORTFOLIO II NTC HIL TRS, LP, a Delaware limited partnership with an address at 405 Park Avenue, New York, New York 10022 (collectively hereinafter referred to as “Hilton Pool II Owner” (and together with Hilton Pool I Owner, “Hilton Owner”)); (3) ARC Hospitality Portfolio I MCK TRS, LLC, a Delaware limited liability company with an address at 405 Park Avenue, New York, New York 10022 and ARC Hospitality Portfolio I NTC TRS, LP, a Delaware limited partnership with an address at 405 Park Avenue, New York, New York 10022 (collectively hereinafter referred to as “McKibbon Pool I Owner”); (4) ARC Hospitality Portfolio II MISC TRS, LLC, a Delaware limited liability company with an address at 405 Park Avenue, New York, New York 10022 and ARC HOSPITALITY PORTFOLIO II NTC TRS, LP, a Delaware limited partnership with an address at 405 Park Avenue, New York, New York 10022 (collectively hereinafter referred to as “McKibbon Pool II Owner” (and together with McKibbon Pool I Owner, “McKibbon Owner”)); (5) ARC HOSPITALITY PORTFOLIO I MISC TRS, LLC, a Delaware limited liability company with an address at 405 Park Avenue, New York, New York 10022 (“InnVentures Owner”); (6)  ARC HOSPITALITY SWN INT NTC TRS, LP, a Delaware limited partnership with an address at 405 Park Avenue, New York, New York 10022 and ARC HOSPITALITY SWN TRS, LLC, a Delaware limited liability company with an address at 405 Park Avenue, New York, New York 10022 (collectively hereinafter referred to as “Interstate Owner” (and together with Hilton Owner, McKibbon Owner, and InnVentures Owner, “Owner”)); and (7) American Realty Capital Hospitality Grace Portfolio, LLC, a Delaware limited liability company, with an address at 405 Park Avenue, New York, New York 10022 (“Grace Manager”) and American Realty Capital Hospitality PROPERTIES, LLC, a Delaware limited liability company, with an address at 405 Park Avenue, New York, New York 10022 (“ARC Manager” (and together with Grace Manager, “Manager”)).

WITNESSETH:

Hilton

WHEREAS, Hilton Pool I Owner and Grace Manager entered into a “Management Agreement” dated as of February 27, 2015, amended by that certain First Amendment to Management Agreement on November 2, 2016 and clarified by that certain Omnibus 2016 Incentive Fee Implementation (collectively, the “Hilton Pool I Prime Management Agreement”) pursuant to which Hilton Pool I Owner engaged Grace Manager to act as Hilton Pool I Owner’s exclusive agent to supervise, direct, and control management and operation of those certain hotels fully described on Exhibit A to the Hilton Pool I Prime Management Agreement (collectively, the “Hilton Pool I Hotels”) pursuant to the terms thereof;

WHEREAS, in accordance with the terms of the Hilton Pool I Prime Management Agreement and pursuant to those certain “Management Agreements” (“Hilton Pool I Sub-MAs”) entered into contemporaneously with the Hilton Pool I Prime Management Agreement, between Grace Manager and the manager entities listed in the Hilton Pool I Sub-MAs (such manager entities, the “Hilton Pool I Sub-Managers”), Grace Manager delegated the management of the Hilton Pool I Hotels to the Hilton Pool I Sub-Managers;

WHEREAS, Hilton Pool II Owner and Grace Manager entered into a “Management Agreement” dated as of February 27, 2015 and clarified by that certain Omnibus 2016 Incentive Fee Implementation (the “Hilton Pool II Prime Management Agreement” (and together with the Hilton Pool I Prime Management Agreement, the “Hilton Prime Management Agreements”)) pursuant to which Hilton Pool II Owner engaged Grace Manager to act as Hilton Pool II Owner’s exclusive agent to supervise, direct, and control management and operation of those certain hotels fully described on Exhibit A to the Hilton Pool II Prime Management Agreement (collectively, the “Hilton Pool II Hotels” (and together with the Hilton Pool I Hotels, the “Hilton Hotels”)) pursuant to the terms thereof;

WHEREAS, in accordance with the terms of the Hilton Pool II Prime Management Agreement and pursuant to those certain “Management Agreements” (“Hilton Pool II Sub-MAs” (and together with the Hilton Pool I Sub-MAs, the “Hilton Sub-MAs”)) entered into contemporaneously with the Hilton Pool II Prime Management Agreement with respect to the Hilton Hotels, between Grace Manager and the manager entities listed in the Hilton Pool II Sub-MAs (such manager entities, the “Hilton Pool II Sub-Managers” (and together with the Hilton Pool I Sub-Managers, the “Hilton Sub-Managers”)), Grace Manager delegated the management of the Hilton Pool II Hotels to the Hilton Pool II Sub-Managers;

McKibbon

WHEREAS, McKibbon Pool I Owner and Grace Manager entered into a “Management Agreement” dated as of February 27, 2015 (the “McKibbon Pool I Prime Management Agreement”) pursuant to which McKibbon Pool I Owner engaged Grace Manager to act as McKibbon Pool I Owner’s exclusive agent to supervise, direct, and control management and operation of those certain hotels fully described on Exhibit A to the McKibbon Pool I Prime Management Agreement (collectively, the “McKibbon Pool I Hotels”) pursuant to the terms thereof;

WHEREAS, in accordance with the terms of the McKibbon Pool I Prime Management Agreement and pursuant to that certain “Management Agreement” (“McKibbon Pool I Sub-MA”) entered into contemporaneously with the McKibbon Pool I Prime Management Agreement, between Grace Manager and McKibbon Hotel Management, Inc. (the “McKibbon Sub-Manager”), Grace Manager delegated the management of the McKibbon Pool I Hotels to the McKibbon Sub-Manager;

WHEREAS, McKibbon Pool II Owner and Grace Manager entered into a “Management Agreement” dated as of February 27, 2015 (the “McKibbon Pool II Prime Management Agreement” (and together with the McKibbon Pool I Prime Management Agreement, the “McKibbon Prime Management Agreements”)) pursuant to which McKibbon Pool II Owner engaged Grace Manager to act as McKibbon Pool II Owner’s exclusive agent to supervise, direct, and control management and operation of those certain hotels fully described on Exhibit A to the McKibbon Pool II Prime Management Agreement (collectively, the “McKibbon Pool II Hotels” (and together with the Hilton Pool I Hotels, the “McKibbon Hotels”)) pursuant to the terms thereof;

WHEREAS, in accordance with the terms of the McKibbon Pool II Prime Management Agreement and pursuant to that certain “Management Agreement” (“McKibbon Pool II Sub-MA” (and together with the McKibbon Pool I Sub-MA, the “McKibbon Sub-MAs”)) entered into contemporaneously with the McKibbon Pool II Prime Management Agreement with respect to the McKibbon Hotels, between Grace Manager and McKibbon Sub-Manager, Grace Manager delegated the management of the McKibbon Pool II Hotels to the McKibbon Sub-Manager;

InnVentures

WHEREAS, InnVentures Owner and Grace Manager entered into two “Management Agreements,” each dated as of February 27, 2015 (the “InnVentures Prime Management Agreements”) pursuant to which InnVentures Owner engaged Grace Manager to act as InnVentures Owner’s exclusive agent to supervise, direct, and control management and operation of those certain hotels fully described in the InnVentures Prime Management Agreements (collectively, the “InnVentures Hotels”) pursuant to the terms thereof;

WHEREAS, in accordance with the terms of the InnVentures Prime Management Agreements and pursuant to those certain “Management Agreements” (“InnVentures Sub-MAs” (and together with the Hilton Sub-MAs and the McKibbon Sub-MAs, the “Sub-MAs”)) entered into contemporaneously with the InnVentures Prime Management Agreements with respect to the InnVentures Hotels, between Grace Manager and InnVentures IVI, LP (the “InnVentures Sub-Manager” (and together with the Hilton Sub-Managers and the McKibbon Sub-Manager, the “Sub-Managers”)), Grace Manager delegated the management of the InnVentures Hotels to the InnVentures Sub-Manager;

Interstate

WHEREAS, Interstate Owner and ARC Manager entered into five “Hotel Management Agreements,” the first of which was dated as of October 15, 2015, and the remaining four of which were dated as of February 11, 2016 (collectively, the “Interstate Prime Management Agreements” (and together with the Hilton Prime Management Agreements, the McKibbon Prime Management Agreements, and the InnVentures Prime Management Agreements, the “Prime Management Agreements”)) pursuant to which Interstate Owner engaged ARC Manager to act as Interstate Owner’s exclusive agent to supervise, direct, and control management and operation of the five hotels referenced in the Interstate Prime Management Agreements (collectively, the “Interstate Hotels” (and together with the Hilton Hotels, the McKibbon Hotels, and the InnVentures Hotels, the “Hotels”)) pursuant to the terms thereof;

WHEREAS, in accordance with the terms of the Interstate Prime Management Agreements and pursuant to those certain “Hotel Management Agreements” (“Interstate Sub-MAs”) entered into contemporaneously with the Interstate Prime Management Agreement with respect to the Interstate Hotels, between ARC Manager and Interstate Management Company, LLC (the “Interstate Sub-Manager”), ARC Manager delegated the management of the Interstate Hotels to the Interstate Sub-Manager;

Assignments

WHEREAS, contemporaneously with the execution of this Agreement, (i) the Hilton Sub-MAs are being assigned from Grace Manager to the applicable Hilton Owner pursuant to that certain Omnibus Assignment and Amendment of Management Agreement (“Hilton Assignment”), resulting in a direct contractual arrangement between the applicable Hilton Owner and the applicable Hilton Sub-Managers with respect to the management of the Hilton Hotels; (ii) the McKibbon Sub-MAs are being assigned from Grace Manager to the applicable McKibbon Owner pursuant to that certain Omnibus Assignment and Amendment of Management Agreement (“McKibbon Assignment”), resulting in a direct contractual arrangement between the applicable McKibbon Owner and the McKibbon Sub-Manager with respect to the management of the McKibbon Hotels; (iii) the InnVentures Sub-MAs are being assigned from Grace Manager to the applicable InnVentures Owner pursuant to that certain Omnibus Assignment and Amendment of Management Agreement (“InnVentures Assignment”), resulting in a direct contractual arrangement between the InnVentures Owner and the InnVentures Sub-Manager with respect to the management of the InnVentures Hotels; and (iv) (a) pursuant to that certain Termination of Hotel Management Agreements the Interstate Sub-MAs are being terminated, and (b) pursuant to that certain Assignment and Amendment of Crestline SWN Management Agreement (“Crestline SWN Assignment” (and together with the Hilton Assignment, the McKibbon Assignment, and the InnVentures Assignment, the “Assignments”)), the management of the Interstate Hotels is being transferred to Crestline Hotels & Resorts, LLC (“Crestline”);

Terminations

WHEREAS, Owner and Manager have agreed to terminate the Prime Management Agreements, effective as of the Termination Date as provided in this Agreement, such that management of the Hotels will hereafter be governed solely by the assigned Sub-MAs or the Crestline SWN Assignment, as applicable.

AGREEMENT:

NOW, THEREFORE, for the mutual covenants and considerations herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.           Subject to and effective as of the Termination Date, each of the Prime Management Agreements is hereby terminated and, from and after the Termination Date, management of the Hotels by Sub-Managers or Crestline, as applicable, will be governed solely by the applicable amended Sub-MAs (as assigned to the applicable Owner pursuant to the Assignment) or by Crestline pursuant to the Crestline SWN Assignment. As of the Termination Date, Manager shall have no further obligations to manage the Hotels.

2.           Manager acknowledges and agrees that Manager will not receive any payments in the future with respect to any services rendered to Owner under the Prime Management Agreements or to be rendered to Owner pursuant to the Prime Management Agreements on or prior to the Termination Date, other than the Base Management Fee for the month in which the Termination Date occurs which shall be payable by Owner to Manager in the normal course in accordance with, in the case of the Hilton Hotels and the InnVentures Hotels, Section 9.1 of the Hilton Prime Management Agreements or the InnVentures Prime Management Agreement, as the case may be, in the case of the McKibbon Hotels, Section C of the Management Fee Rider of the McKibbon Prime Management Agreements, and in the case of the Interstate Hotels, Section 9.1 and Section 9.4 of the Interstate Prime Management Agreements.

3.           Any capitalized term not specifically defined in this Agreement shall have the definition given such term in the Prime Management Agreements.

4.           This Agreement is executed by, and shall be binding upon and inure to the benefit of, the parties hereto and each of their respective administrators, personal representatives, legal representatives, heirs, successors and permitted assigns. None of the provisions of this Agreement shall be for the benefit of or enforceable by any other person.

5.           This Agreement may not be amended nor may any rights hereunder be waived except by an instrument in writing signed by the parties sought to be charged with such amendment or waiver.

6.           This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and it will not be necessary in making proof of this Agreement or the terms of this Agreement to produce or account for more than one of such counterparts. All counterparts shall constitute one and the same instrument. Each party may execute this Agreement via a facsimile (or transmission of a .pdf file) of this Agreement. In addition, facsimile or .pdf signatures of authorized signatories of the parties shall be valid and binding and delivery of a facsimile or .pdf signature by any party shall constitute due execution and delivery of this Agreement.

7.           Each of the parties hereto shall execute and deliver such further instruments and assurances to provide such other documents as may be reasonably required to effectuate the purpose of this Agreement.

8.           Subject to and effective as of the Termination Date, Manager, on behalf of itself and its officers, employees, managers, equityholders, parents, affiliates, heirs, executors, administrators, agents, successors and assigns, irrevocably and unconditionally waives and releases any and all rights with respect to, and releases, forever acquits and discharges Owner, and its respective present and future equityholders, directors, officers, employees, agents and other representatives, in their capacities as such, and their respective heirs, executors, administrators, successors and assigns with respect to, each and all claims, demands, charges, complaints, obligations, causes of action, suits, liabilities, indebtedness, sums of money, covenants, agreements, instruments, contracts (written or oral, express or implied), controversies, promises, fees, expenses (including attorneys’ fees, costs and expenses), damages and judgments, at law or in equity, in contract or tort, in the United States, state, foreign or other judicial, administrative, arbitration or other proceedings, of any nature whatsoever, known or unknown, suspected or unsuspected, previously, now or hereafter arising, in each case which arise out of, are based upon or are connected with the Prime Management Agreements, other than the Base Management Fee for the month in which the Termination Date occurs which shall be payable by Owner to Manager in the normal course in accordance with, in the case of the Hilton Hotels and the InnVentures Hotels, Section 9.1 of the Hilton Prime Management Agreements or the InnVentures Prime Management Agreement, as the case may be, in the case of the McKibbon Hotels, Section C of the Management Fee Rider of the McKibbon Prime Management Agreements, and in the case of the Interstate Hotels, Section 9.1 and Section 9.4 of the Interstate Prime Management Agreements (the “Manager Released Claims”). Manager represents and warrants that it has not assigned or otherwise transferred any right or interest in or to any of Prime Management Agreements. MANAGER FURTHER ACKNOWLEDGES THAT MANAGER IS AWARE THAT STATUTES EXIST THAT RENDER NULL AND VOID RELEASES AND DISCHARGES OF ANY CLAIMS, RIGHTS, DEMANDS, LIABILITIES, ACTIONS OR CAUSES OF ACTIONS THAT ARE UNKNOWN TO THE RELEASING OR DISCHARGING PARTY AT THE TIME OF EXECUTION OF THE RELEASE AND DISCHARGE. MANAGER HEREBY EXPRESSLY AND VOLUNTARILY WAIVES, SURRENDERS AND AGREES TO FOREGO ANY PROTECTION TO WHICH MANAGER WOULD OTHERWISE BE ENTITLED BY VIRTUE OF THE EXISTENCE OF ANY SUCH STATUTE IN ANY JURISDICTION. Notwithstanding anything to the contrary contained herein, the release set forth in this Section 8 shall not affect or otherwise apply to the parties’ rights and obligations in connection with the Prime Management Agreements under this Agreement or pursuant to the Assignment.

9.           Manager shall be solely responsible for the payment of any and all claims for loss, damages, costs, expenses or otherwise, arising out of any act or omission of its employees or agents in connection with the performance of this Agreement or the Prime Management Agreements. Subject to and effective as of the Termination Date, Manager shall indemnify, defend and hold harmless each Owner and each of their respective directors, officers, employees, agents, affiliates, successors and permitted assigns (collectively, the “Owner Indemnitees”) from and against, and shall pay and reimburse each of the Owner Indemnitees for, any and all claims, losses, damages, costs, expenses, liabilities, actions or other charges of any kind, including reasonable attorneys’ fees, costs of investigation and costs of enforcing any right to indemnification hereunder or pursuing any insurance providers incurred or sustained by, or imposed upon, the Owner Indemnitees based upon, resulting from, arising out of or relating to any act or omission of the Manager, its employees or its agents under the Sub-MAs or, in the case of the Hilton Hotels, under those certain Owner Agreements by and among Manager, the respective Owner, and the respective Sub-Manager, in each case, arising on or prior to the date of this Agreement.

[Signatures follow on next page]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

Hilton Owners:

ARC Hospitality Portfolio I HIL TRS, LLC, a Delaware limited liability company

By:	/s/ Paul C. Hughes
	Name:	Paul C. Hughes
	Title:	Authorized Signatory
	Date:	March 17, 2017

ARC Hospitality Portfolio I NTC HIL TRS, LP, a Delaware limited partnership

By:	ARC HOSPITALITY PORTFOLIO I NTC TRS GP, LLC, its general partner

By:	/s/ Paul C. Hughes
	Name:	Paul C. Hughes
	Title:	Authorized Signatory
	Date:	March 17, 2017

ARC Hospitality Portfolio II HIL TRS, LLC, a Delaware limited liability company

By:	/s/ Paul C. Hughes
	Name:	Paul C. Hughes
	Title:	Authorized Signatory
	Date:	March 17, 2017

ARC Hospitality Portfolio II NTC HIL TRS, LP, a Delaware limited partnership

By:	ARC HOSPITALITY PORTFOLIO II NTC TRS GP, LLC, its general partner

By:	/s/ Paul C. Hughes
	Name:	Paul C. Hughes
	Title:	Authorized Signatory
	Date:	March 17, 2017

Mckibbon Owners:

ARC Hospitality Portfolio I MCK TRS, LLC, a Delaware limited liability company

By:	/s/ Paul C. Hughes
	Name:	Paul C. Hughes
	Title:	Authorized Signatory
	Date:	March 17, 2017

ARC Hospitality Portfolio I NTC TRS, LP, a Delaware limited partnership

By:	ARC HOSPITALITY PORTFOLIO I NTC TRS GP, LLC, its general partner

By:	/s/ Paul C. Hughes
	Name:	Paul C. Hughes
	Title:	Authorized Signatory
	Date:	March 17, 2017

ARC Hospitality Portfolio II MISC TRS, LLC, a Delaware limited liability company

By:	/s/ Paul C. Hughes
	Name:	Paul C. Hughes
	Title:	Authorized Signatory
	Date:	March 17, 2017

ARC HOSPITALITY PORTFOLIO II NTC TRS, LP, a Delaware limited partnership

By:	ARC HOSPITALITY PORTFOLIO II NTC TRS GP, LLC, its general partner

By:	/s/ Paul C. Hughes
	Name:	Paul C. Hughes
	Title:	Authorized Signatory
	Date:	March 17, 2017

Innventures Owner:

ARC HOSPITALITY PORTFOLIO I MISC TRS, LLC, a Delaware limited liability company

By:	/s/ Paul C. Hughes
	Name:	Paul C. Hughes
	Title:	Authorized Signatory
	Date:	March 17, 2017

Interstate Owners:

ARC HOSPITALITY SWN INT NTC TRS, LP, a Delaware limited partnership

By:	ARC HOSPITALITY SWN NTC TRS GP, LLC, its general partner

By:	/s/ Paul C. Hughes
	Name:	Paul C. Hughes
	Title:	Authorized Signatory
	Date:	March 17, 2017

ARC HOSPITALITY SWN TRS, LLC, a Delaware limited liability company

By:	/s/ Paul C. Hughes
	Name:	Paul C. Hughes
	Title:	Authorized Signatory
	Date:	March 17, 2017

MAnager:

American Realty Capital Hospitality Grace Portfolio, LLC, a Delaware limited liability company

By:	/s/ James A. Tanaka
	Name:	James A. Tanaka
	Title:	Authorized Signatory
	Date:	March 16, 2017

American Realty Capital Hospitality PROPERTIES, LLC, a Delaware limited liability company

By:	/s/ James A. Tanaka
	Name:	James A. Tanaka
	Title:	Authorized Signatory
	Date:	March 16, 2017